Revenue, Contract Assets, Contract Liabilities and Remaining Performance Obligations Disaggregation of Revenue - Schedule of Changes in Contract Liabilities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Change in Contract with Customer, Liability [Abstract]
Balance at the beginning of the year	$ 8,110	$ 4,550
Contract liabilities recorded during the year	8,343	7,759
Revenue recognized during the year	(6,950)	(4,199)
Other	(248)
Balance at the end of the year	$ 9,255	$ 8,110